UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 12, 2005



                     American Home Mortgage Investment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)



            Maryland                  001-31916             20-0103914
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  (State or Other Jurisdiction       (Commission        (I.R.S.  Employer
        of Incorporation)            File Number)       Identification No.)



538 Broadhollow Road, Melville, New York                       11747
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(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code:       (516) 396-7700
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         (Former Name or Former Address, if Changed Since Last Report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

      On April 13, 2005, American Home Mortgage Investment Corp. (the "Company") issued a press release announcing its decision to revise the timing for recognition of revenue from its fourth quarter 2004 loan securitization and to reclassify its sources and uses of cash on its statement of cash flows, and describing the reasons for these changes and their impact on prior period results. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

      The information furnished pursuant to this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

      On April 12, 2005, the Audit Committee of the Company's Board of Directors concluded, after a review of the pertinent facts, that the Company's currently filed annual report on Form 10-K for the year ended December 31, 2004 and related reports of the Company's independent registered public accounting firm should no longer be relied upon as a result of the Company's decision to revise the timing for recognition of revenue from its fourth quarter 2004 loan securitization and to reclassify its sources and uses of cash on its statement of cash flows. The Company has determined that it is necessary to restate its financial statements included in its annual report on Form 10-K for the year ended December 31, 2004 and expects to file an amended annual report on Form 10-K/A on or about April 18, 2005.

The restatement relates to the following two accounting adjustments:

o Because the Company created and held securities benefited by embedded derivatives contracts, the effects of treating the Company's legal securitization as a sale under Statement of Financial Accounting Standards No. 140 must be reversed for the fourth quarter of 2004. As a result, the Company's 2004 revenue and income will be reduced by approximately $71.4 million, while its first quarter 2005 revenue and income will be increased by an equivalent amount. In addition, at the end of the fourth quarter, securities held by the Company that were created during the fourth quarter of 2004 will be reclassified on the Company's balance sheet, and will be carried as mortgage loans held for sale, while those securities created and sold by the Company during the fourth quarter of 2004 will be classified as collateralized debt obligation liabilities rather than sold securities.

o The Company previously classified sources and uses of cash associated with originated loans that were eventually securitized as sources or uses of cash from investing activities as the Company designated its intent to hold such securities prior to, or at origination of the related loans. Additionally, the principal paydowns and proceeds from sales associated with these securitized loans were also included in cash flows from investing activities. The Company will now classify the sources and uses of cash associated with these self-originated securitized loans as sources or uses of cash from operating activities regardless of whether the securities will be retained. Consequently, only sources and uses of cash associated with market acquired securities which are classified as available for sale or held to maturity will be included in sources and uses of cash from investing activities. This change will not affect the Company's income statements or balance sheets, but will result in changes to its quarterly statements of cash flows for 2004 and the fourth quarter of 2003. The changes will not have any effect either on the total sources or uses of cash or ending cash balances.

      Upon discovery of the issues discussed in this Current Report on Form
8-K and in the press release, the Company advised its independent auditors, Deloitte & Touche LLP, of its decision that the Company's financial statements for the period ending December 31, 2004 and the quarterly statements of cash flows for 2004 and the fourth quarter of 2003 should no longer be relied upon and the reasons for such decision. The Audit Committee of the Company's Board of Directors has discussed with the independent auditors the Company's decision to restate its financial statements.

      The Company has also determined that it will include in its report on internal controls over financial reporting two material control weaknesses. The first weakness will pertain to its securitization accounting, and the second weakness will pertain to its classification of sources and uses of cash between operating and investing activities. The Company is enhancing its internal controls over these areas.


Item 9.01   Financial Statements and Exhibits

(c)  Exhibits:

     99.1  -    Press Release, dated April 13, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 13, 2005                  AMERICAN HOME MORTGAGE
                                       INVESTMENT CORP.


                                       By:    /s/ Stephen A. Hozie
                                           ----------------------------------
                                           Name:  Stephen A. Hozie
                                           Title: Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------



    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------

         99.1                     Press Release, dated April 13, 2005.